UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  February 24, 2015

ONEBEACON INSURANCE GROUP, LTD.
(Exact name of registrant as specified in its charter)

Bermuda	1-33128	98-0503315
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification Number)

601 Carlson Parkway
Minnetonka, Minnesota 55305
(Address of Principal Executive Offices) (Zip Code)

(952) 852-2431
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

ITEM 5.02(e)

Named Executive Officer Compensation

On February 24, 2015, the Compensation Committee (Committee) of the Board of Directors of the Company approved various elements of compensation for the Company’s named executive officers as of December 31, 2014, who were T. Michael Miller, President and Chief Executive Officer, Paul H. McDonough, Senior Vice President and Chief Financial Officer, Maureen A. Phillips, Senior Vice President and General Counsel, Dennis A. Crosby, Executive Vice President, and Paul F. Romano, Executive Vice President. As previously disclosed, Mr. Romano is leaving the Company as of July 3, 2015. The Committee approved the following compensation in respect of the year ended December 31, 2014: (1) payment of annual bonuses pursuant to the Company’s 2014 Management Incentive Plan (2014 MIP); (2) payments for awards granted under the 2012-2014 performance cycle of the Company’s Long Term Incentive Plan (2007) (LTIP); and (3) payments for awards granted under the 2014 performance cycle of the LTIP. With respect to compensation for the named executive officers for 2015, the Committee: (1) granted long-term incentive awards for the 2015-2017 performance cycle of the LTIP; (2) granted incentive awards for a 2015-2016 performance cycle under the LTIP; and (3) set annual salary and bonus targets. The Committee’s actions are described in more detail below. For a description of the Company’s compensation plans with respect to its named executive officers, please refer to the Company’s Proxy Statement dated April 8, 2014 as filed with the Securities and Exchange Commission (the 2014 Proxy Statement) as well as this Form 8-K and the exhibits attached hereto.

Annual Base Salary

2015 annual base salary for each named executive officer is as follows: Mr. Miller—$500,000; Mr. McDonough—$400,000; Ms. Phillips—$375,000; Mr. Crosby—$500,000; and Mr. Romano—$400,000.

Annual Bonus Program

The Committee approved annual bonuses to be paid to the Company’s named executive officers under the Company’s management incentive program, or MIP. The 2014 MIP is described in more detail in the 2014 Proxy Statement. The 2014 annual bonuses approved for named executive officers are as follows: Mr. Miller—$100,000; Mr. McDonough—$500,000; Ms. Phillips—$250,000; and Mr. Crosby—$90,000.

The 2015 MIP target for Mr. McDonough, Ms. Phillips and Mr. Crosby remains at 50% of annual base salary. Mr. Miller’s 2015 MIP target remains at 75% of annual base salary. The 2015 MIP is similar to the 2014 MIP described in the 2014 Proxy Statement.

Long-Term Incentive Award Payouts and New Grants

2012-2014 Performance Cycle Award Payouts. The Committee approved performance at 45.7% of target for the 2012-2014 performance share awards resulting in the following cash payments to the named executive officers: Mr. Miller—$731,527; Mr. McDonough—$169,957; Ms. Phillips—$74,783; and Messrs. Romano and Crosby—$101,967 each.

The Committee also approved performance at 31.4% of target for the 2014 performance unit awards resulting in the following payments to the applicable named executive officers:  Mr. Miller—$706,500; Mr. McDonough—$117,750; Ms. Phillips—$120,890; and Messrs. Romano and Crosby—$164,850 each.

2015-2016 Performance Unit Grants. The Committee canceled outstanding 2014-2016 performance unit awards and issued replacement performance unit awards for a 2015-2016 performance cycle (2015-2016 Units). Performance at target for the 2015-2016 Units will result in 67% of the number granted being earned. Performance against the target governing the 2015-2016 Units will be confirmed by the Committee following the end of 2016 and the number of performance units actually awarded at that time can range from 0% to 133% of the target number granted. The target performance goal for the 2015-2016 Units is set at a 95% Adjusted Economic Combined Ratio (AECR). AECR is the reported GAAP combined ratio adjusted to include all other non-underwriting income and expense items except items explicitly related to capital and investment activities (including tax items related to capital and investment activities). The number of units likely to be earned under the 2014-2016 performance cycle was projected to be 0% due to the poor performance in 2014, which performance also negatively impacts the value of the just completed 2012-2014 cycle and the still running 2013-2015 cycle. As a result, in order to provide a meaningful retention benefit and properly incentivize management over the next two years while retaining a substantial impact from the Company’s 2014 performance, the Committee canceled the 2014-2016 performance unit awards and granted the 2015-2016 Units. The following named executive officers received 2015-2016 Units: Mr. Miller—22,500 performance units, Mr. McDonough—3,750 performance units, Ms. Phillips—3,850 performance units, and Mr. Crosby—7,000 performance units. In all cases, the Committee granted a number of 2015-2016 Units equal to the number of performance units granted to the named executive officers under the 2014-2016 performance unit cycle.
2015-2017 Performance Cycle Grants. The Committee granted OneBeacon restricted shares, which vest on January 1, 2018, and target performance shares and performance units, for the 2015-2017 performance cycle, as follows: Mr. Miller—78,924 performance shares and 22,500 performance units; Mr. McDonough—10,127 restricted shares, 10,127 performance shares and 4,000 performance units; Ms. Phillips—6,962 restricted shares, 6,962 performance shares and 2,750 performance units Mr. Crosby—18,987 restricted shares, 18,987 performance shares and 7,500 performance units. Performance against the target governing the performance shares and units will be confirmed by the Committee following the end of 2017 and the number of performance shares and units actually awarded at that time can range from 0% to 200% of the target number granted. The target performance goal for the performance share plan has been set at 12.5% per year growth in book value per share, adjusted for dividends. The target performance goal for the performance unit plan has been set at a 95.2% average AECR. Each unit has a value of $100.

ITEM 9.01           FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 10.1                             Form of OneBeacon Insurance Group, Ltd. Long-Term Incentive Plan 2015-2017 Performance Share Grant

Exhibit 10.2                             Form of OneBeacon Insurance Group, Ltd. Long-Term Incentive Plan 2015-2017 Performance Unit Grant

Exhibit 10.3	Form of OneBeacon Insurance Group, Ltd. Long-Term Incentive Plan 2015-2016 Performance Unit Grant

Exhibit 10.4	Form of OneBeacon Insurance Group, Ltd. Restricted Share Award Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONEBEACON INSURANCE GROUP, LTD.

	By:	/s/ Maureen A. Phillips
Senior Vice President & General Counsel

Date: March 2, 2015